                           SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant               Filed by a Party other than the Registrant
--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ] Confidential, For Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Not Applicable
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the Appropriate Box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

         Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

================================================================================

                                                               _______ ___, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Meeting") of Palomar Medical Technologies, Inc. (the "Company") to be held on _______, 1997 at 10:30 a.m. at the BankBoston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, and thereafter as it may be adjourned from time to time.

     At the Meeting, you will be asked to (i) amend in certain respects the Company's Restated Certificate of Incorporation, (ii) elect five directors of the Company, (iii) amend in certain respects the Company's 1991, 1993, 1995 and 1996 Stock Option Plans and the Company's 1996 Employee Stock Purchase Plan, and
(iv) ratify the selection of the Company's independent auditors for fiscal 1997.

     Details of the matters to be considered at the Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

     As a stockholder, your vote is important. Whether or not you plan to attend the Meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

     Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

                                              Sincerely,



                                              Steven Georgiev
                                              Chief Executive Officer
                                              Chairman of the Board of Directors

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                              66 Cherry Hill Drive
                                Beverly, MA 01915

                                  Notice of the
                       1997 Annual Meeting of Stockholders


To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on _______, 1997 at 10:30 A.M.. at the BANKBOSTON AUDITORIUM, 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, and thereafter as it may be adjourned from time to time.

At the Meeting, the stockholders will be asked:

     1. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to (a) classify the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five percent (75%) of outstanding voting shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, as set forth in the accompanying Proxy Statement.

     2. To elect one Class I Director, two Class II Directors and two Class III Directors for initial terms of 1, 2 and 3 years, respectively or, alternatively (if Proposal No. 1 should not be approved), to elect the Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

     3. To amend in certain respects the Company's 1991, 1993, 1995 and 1996 Stock Option Plans.

     4. To amend in certain respects the Company's 1996 Employee Stock Purchase Plan.

     5. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on _____, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

     We hope that all Stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Meeting. A postage prepaid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE
RIGHT         TO         VOTE          YOUR          SHARES          PERSONALLY.
--------------------------------------------------------------------------------


                                              By Order of the Board of Directors




                                              Steven Georgiev
                                              Chief Executive Officer
                                              Chairman of the Board of Directors

________ ___, 1997

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD _______, 1997


     The enclosed Proxy is solicited by the Board of Directors of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at the BankBoston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, at 10:30 a.m. on _________, ____ __, 1997, and at any adjournment or adjournments thereof.

     Management intends to mail this proxy statement, the accompanying form of proxy and its Annual Report for the fiscal year ended December 31, 1996 to all stockholders entitled to vote, on or about _____ ___, 1997. The costs of soliciting proxies will be borne by the Company.

     Only stockholders of record at the close of business on _____, 1997, will be entitled to vote at the Meeting or any adjournment thereof. As of _____, 1997, ________ shares of common stock, $.01 par value, ("Common Stock") of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to Stockholders at the Meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

     To establish a quorum to transact business at the Meeting, there must be present at the Meeting, in person or by proxy, a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     To be elected, a director must receive a plurality of the votes of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors, to approve the proposals to amend the Company's 1991, 1993, 1995 and 1996 Stock Option Plans and 1996 Employee Stock Purchase Plan, and to approve the proposals to amend the Company's Restated Certificate of Incorporation.

     Execution of a Proxy will not in any way affect a Stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised, by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked, at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Meeting will be voted as specified therein. Proxies which are executed, but which do not contain any specific instructions will be voted as recommended by management.

     In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

     Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

     The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies.


                                 PROPOSAL NO. 1

               AMENDMENTS OF RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously approved two amendments to the Restated Certificate of Incorporation and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the Restated Certificate of Incorporation to give effect to the proposed amendments.

     The proposed amendments would, among other things:

     (1) classify the Company's Board of Directors into three classes;

     (2) provide that stockholder action only be taken at a meeting of stockholders and not be written consent; and

     (3)  provide  that,  unless  certain   conditions  are  met,  the  proposed
amendments may not be further amended or repealed without a vote of 75% of stockholders.

     The principal purposes of the proposed amendments are to promote continuity and stability in the Company's leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company's stockholders. The proposed amendments may be considered "anti-takeover" in nature and the effect of such amendments may be to render more difficult or to discourage a merger or tender offer, even if such transaction is favorable to the interests of the stockholders, or the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management, even if such removal would be beneficial to stockholders.

     Stockholders should note that the proposed amendments may discourage tender offers and other non-open market acquisitions made at prices above the prevailing market price of the Company's stock and acquisitions of stock by persons attempting to acquire control through market purchases that may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Discouragement of such acquisitions may have the effect of depriving stockholders of opportunities to sell their stock at a premium under such circumstances.

     The Board of Directors has no knowledge of any efforts by any person to obtain control of the Company or to change its management. However, in view of the number of hostile tender offers and proxy contests experienced by public companies, the Board of Directors believes that it is prudent and in the interest of the stockholders to adopt the proposed amendments. The Board of Directors has further concluded that it is desirable to consider these proposed amendments at a time when the Company is not subject to a takeover attempt.

Current Provisions of Restated Certificate of Incorporation and By-laws

     The Company does not believe that its Restated Certificate of Incorporation and By-laws as presently constituted contain any provisions which are intended to have an anti-takeover effect. However, as of April 25, 1997, under the Certificate of Incorporation 45,884,228 shares of Common Stock and 4,980,316 shares of preferred stock remain authorized and not reserved for any purpose and are available for issuance. Although these shares were authorized to allow the Board of Directors, without further stockholder approval, to issue additional shares of the Company's capital stock to raise capital or to effect potential acquisitions in the future, the authorization of such additional shares could incidentally have an anti-takeover effect, in that such shares could potentially be issued in such manner as to hamper the efforts of persons who might attempt to gain control of the Company. Also, Article Fourth of the Restated Certificate specifically provides that the Board has the authority to create the special terms and conditions of the preferred stock which it issues. The Board is authorized to establish the number of shares of preferred stock to be issued in any series it decides to issue, and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights of the preferred stock, including voting rights and conversion rights, and the qualifications, limitations and restrictions thereon. Accordingly, it is possible for the Board to seek to authorize the issuance of a series of preferred stock with rights and preferences that could affect an attempt to acquire control of the Corporation. For example, such additional authorized shares could potentially be issued to dilute the stock ownership of persons seeking to obtain control of the Company, or shares of preferred stock with favorable voting rights, such as the right to elect certain additional directors or other special rights, could be created and issued to parties that support the management of the Company.

     The proposed amendments, combined with the power of the Board of Directors to issue shares of authorized preferred stock, may have the effect of maintaining the continuity of management and may make changes in management more difficult, even if a majority of stockholders might consider such changes advisable. The Company does not have a present intention to adopt any proposals that have an anti-takeover effect, or to submit any such proposals for further consideration by stockholders, except for the amendments proposed herein and amendments to the Company's By-laws to conform them thereto.

     Cumulative voting for the election of directors is not permitted under the Company's Restated Certificate of Incorporation, as now in effect and as proposed to be amended.

     The following sections set forth an explanation of the proposed amendments, which are set forth in their entirety in Exhibit A hereto.

Classification of Board of Directors

     Summary

     The Company's By-laws currently provide for a Board of Directors consisting of such number as shall be determined from time to time by a majority of the directors or by the stockholders. Directors are elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and have qualified. The number of directors constituting the whole Board is currently fixed at five. The terms of all of the Company's Directors will expire at the Annual Meeting.

     Proposal No. 1 would amend Article Fifth of the Restated Certificate of Incorporation to divide the Board of Directors into three classes, labeled Class I, Class II and Class III, each containing, insofar as possible, an equal number of directors, with the term of one of the three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof. The text of the proposed amendment is set forth as Exhibit A hereto. The Company's Directors unanimously approved the proposed amendment at a regular meeting of Directors on April 23, 1997.

     Under proposed Article Fifth, there would be limits prescribed for the size of the entire Board of Directors with a minimum set at three directors and a maximum set at twelve directors, exclusive of directors to be elected by any class or series of the Company's stock other than Common Stock voting separately as a class. The exact number of directors, and the number of members of each class of directors, would be fixed or changed from time to time within such limits by resolution of the Board of Directors. The provisions of proposed Article Fifth would not apply to any director elected by holders of a class or series of the Company's preferred stock at any time such holders might have a right to vote separately as a class for the election of directors.

     If the proposed amendment is approved, the Company will designate nominees for each of the three classes of Directors as set forth in Proposal No. 2. The Class I Director would serve initially for a one-year term, until the 1998 annual meeting of stockholders and until a successor is duly elected and qualifies, and thereafter be elected for three-year terms. The Class II Directors would serve initially for a two-year term, until the 1999 annual meeting of stockholders and until their respective successors are duly elected and have qualified, and thereafter be elected for three-year terms. The Class III Directors would immediately commence service for a three-year term, and serve until the 2000 annual meeting of stockholders and until their respective successors are duly elected and have qualified. The proposed amendment provides that any vacancy on the Board of Directors resulting from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors would serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

     Under Delaware law, the holders of a majority of a corporation's outstanding shares may remove directors with or without cause unless such power of removal is limited by the corporation's certificate of incorporation. The Restated Certificate of Incorporation presently contains no provision limiting such power. Such law also provides that if a corporation's certificate of incorporation provides for classification of directors, directors may be removed only for cause unless otherwise set forth in the certificate of incorporation. The Board intends, upon the adoption of the proposed amendment by the stockholders, to amend the Company's By-laws to provide that incumbent Directors may be removed by a majority of stockholders only for "Cause." "Cause," for the purposes of the proposed By-law provision, is defined as (a) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or (b) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

     The vote of holders of record of a majority of the outstanding Common Stock entitled to vote thereon at the Annual Meeting is required for adoption of the proposed amendment.

     Reasons for and Effects of Proposed Article Fifth

     Designation of a classified board of directors is permitted under Section 141(d) of the General Corporation Law of the State of Delaware. Section 141(d) provides that a corporation may divide its board into one, two or three classes, with (in the case of a board divided into three classes) the classes serving for staggered three-year terms, so that the directors of one class stand for re-election in any given year.

     The proposal to adopt a classified Board of Directors is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The Board of Directors believes that the adoption of proposed Article Fifth will enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, in that only about one-third of the Board of Directors would be subject to election each year. Staggered terms would also guarantee that, except in the unusual circumstances of the death or resignation of Directors, approximately two-thirds of the Directors, or more, at any one time would have at least one year's experience as Directors of the Company.

     The proposed Article Fifth will also restrict the ability of stockholders of the Company to change the composition of the Board of Directors by extending the time required to elect a majority of Directors from one to two years, under most circumstances. Thus, the existence of a classified Board may have an anti-takeover effect because a person who has gained voting control of the Company will be unable to gain immediate control of the Board of Directors unless he can obtain sufficient votes to amend proposed Article Fifth pursuant to the requirements for such an amendment as set forth therein. See "Supermajority Requirements for Amendment of the Proposed Amendments" below.

     Adoption of the proposed amendment would thus tend to make more difficult, or discourage, any attempt to remove current management of the Company by means of a merger, a tender offer for the Company's stock, a proxy contest or any other transaction resulting in a change in control, even where such an action would be favorable to the Company's stockholders or was supported by a majority of the stockholders. The proposed amendment would also make it more difficult for the Company's stockholders to change the composition of the Board and the Company's management, even for reasons of performance of the present Board and management. The provisions of proposed Article Fifth will be applicable to every election of Directors and not just elections occurring in connection with a specified event such as a hostile tender offer.

Amendment of Restated Certificate of Incorporation to Eliminate Stockholder Action by Written Consent

     Summary

     The Board has unanimously authorized the Company to amend its Restated Certificate of Incorporation to add a new provision to require that action required or permitted to be taken by stockholders of the Company must be taken at an annual or special meeting of stockholders and may not be taken by written consent of stockholders. The full text of proposed Article Tenth is set forth in Exhibit A hereto.

     Under Delaware law, any actions required or permitted to be taken by stockholders may be taken (unless a company's certificate of incorporation otherwise provides) without a stockholder meeting, without prior notice and without a stockholder vote if written consents setting forth the action to be taken are signed by the holders of stock having the requisite number of votes. The Restated Certificate of Incorporation currently does not prohibit such action by written consent, and the Company's present By-laws provide that action may be taken by written consent. The Company's stockholders do not, however, have the ability to call a meeting of stockholders. Conditional upon the approval of the proposed amendment to the Restated Certificate of Incorporation, the Board of Directors plans to adopt various amendments to the Company's By-laws consistent with the elimination of all provisions therein allowing stockholder action by written consent. The text of such conforming By-law amendments is set forth in Exhibit A.

     The vote of holders of record of a majority of the outstanding Common Stock is required for adoption of the proposed amendment.

     Reasons for and Effects of Proposed Article Tenth

     The proposed amendment is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The elimination of stockholder action by written consent would ensure that all stockholders of the Company will have notice of, and the opportunity to participate in determining, any proposed stockholder action and would prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action unilaterally and without prior notice. The Board believes it is important that stockholders be able to discuss matters which may affect their rights, that the Board and the stockholders be able to give advance consideration to any such action, and that it is therefore appropriate for stockholders of a publicly-held corporation to take action affecting the corporation and its stockholders only at a meeting.

     The elimination of stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Board, the Chairman of the Board or the President. In addition, elimination of the written consent procedure may lengthen the amount of time required to take stockholder action, since certain actions by written consent are not subject to the minimum notice requirement of a stockholders meeting.

     Because elimination of the procedures for stockholders to act by written consent could make more difficult an attempt to obtain control of the Company, such action could have the effect of deterring a third party from making a tender offer or otherwise attempting to obtain control of the Company. By eliminating stockholder action by written consent, the Board intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through negotiations with the Company's management and the Board. However, any provision in the Restated Certificate of Incorporation which effectively requires a potential acquiror to negotiate with the Company's management and the Board could be characterized as increasing management's and the Board's ability to retain their positions with the Company and to resist a transaction which may be desired by, or be beneficial to, the Company's stockholders.

     Elimination of the written consent procedure also means that a meeting of stockholders would be required in order for the Company's stockholders to replace the Board. With the proposed classified Board, two such meetings would ordinarily be required. Thus, elimination of stockholder action by written consent will make the removal of Directors more difficult. Accordingly, the effect of the proposed amendment may be, under certain circumstances, to deter, impede or delay actions that are desired by, or beneficial to, some or all of the Company's stockholders, including stockholder attempts to change the membership of the Board and the initiation or consummation of business transactions, such as an acquisition, reorganization or recapitalization of the Company.

     Supermajority Required to Repeal Proposed Amendments

     Under Delaware law, amendments to the Restated Certificate of Incorporation may be made with the approval of holders of majority of the Company's outstanding Common Stock, since the Restated Certificate of Incorporation does not currently provide otherwise.

     Each of the proposed amendments would also provide that any further amendment to the Restated Certificate of Incorporation that would amend, alter or repeal such proposed amendment would require the vote of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting held for the purpose of voting on such amendment. The 75% requirement would not apply in the case of such an amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the "Continuing Directors." "Continuing Directors," for the purposes of the proposed amendment, are (a) Directors of the Company who are or become Directors on the date on which the proposed amendment is adopted by the stockholders, or (b) any Director elected by a majority of the Continuing Directors then in office to succeed any Director to fill any vacancy on the Board of Directors.

     This "supermajority" requirement is designed to prevent the circumvention of the proposed amendments described herein by any person or persons holding more than 50% but less than 75% of the Voting Stock.

     The Board deems each of the proposed amendments to the Restated Certificate of Incorporation to be in the best interests of the Company and its stockholders, and unanimously recommends that the Company's stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

     At the Annual Meeting five Directors will be elected. The Board has nominated Mr. Georgiev for election as a Class I Director, to serve until the Company's 1998 annual meeting of stockholders or special meeting in lieu thereof, and until his successor is duly elected and qualifies. The Board has also nominated Dr. Smotrich and Mr. Glosson for election as a Class II Directors, to serve until the Company's 1999 annual meeting of stockholders or special meeting in lieu thereof, and until their respective successors are duly elected and have qualified, and Dr. Deutch and Mr. Valente for election as Class III Directors, to serve until the Company's 2000 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and have qualified. Each of the nominees presently serves as a Director of the Company. Information relating to each of the nominees for election as a Director is set forth below under the captions "Directors and Executive Officers" and "Certain Transactions."

     In case Proposal No. 1 to amend the Restated Certificate of Incorporation to provide for three classes of directors should not be approved by the stockholders, the Board has, in the alternative, nominated Messrs. Georgiev, Smotrich, Glosson, Deutch and Valente for election as Directors, to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified.

     The nominees have agreed to serve as Directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as a Director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

     The Board unanimously recommends that you vote FOR the election of Mr. Georgiev as a Class I Director, Dr. Smotrich and Mr. Glosson as Class II Directors and Dr. Deutch and Mr. Valente as Class III Directors of the Company. In the event that Proposal No. 1 is not adopted by the stockholders, the Board unanimously recommends that you vote FOR the election of Messrs. Georgiev, Smotrich, Glosson, Deutch and Valente as Directors of the Company.

                                 PROPOSAL NO. 3

           AMENDMENTS OF 1991, 1993, 1995 and 1996 STOCK OPTION PLANS

     The Board of Directors has unanimously approved an amendment to the Company's 1991, 1993, 1995 and 1996 Stock Option Plans (the "Plans") and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the Plans to give effect to the proposed amendments.

     Section 6.1 ("Exercise") of each of the Plans currently provides, in its entirety, that:

          Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option, provided that the Committee shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

The proposed amendment would revise Section 6.1 by deleting the proviso at the end of that Section, so that the new Section 6.1, as amended, would read in its entirety:

          Each Option granted under the Plan shall be exercisable in such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option.

     The principal purpose of the proposed amendments is to give the Committee (consisting of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 166-3 under the Securities Exchange Act of 1934, as amended) the discretion to accelerate the date of vesting of any option, even if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code and therefore cause the option to become non-qualified.

     The Board deems the proposed amendments to the Plans to be in the best interests of the Company and its stockholders, and unanimously recommends that the stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 4

                 AMENDMENTS OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously approved two amendments to the Company's 1996 Employee Stock Purchase Plan (the "ESPP") and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the ESPP to give effect to the proposed amendments.

     Section 5 of the ESPP currently provides that:

          Each employee of the Company shall be eligible to participate in the Plan during each Purchase Period, provided that he or she is not, as of the Entry Date for such Purchase Period: (a) an employee who has been employed by the Company for less than six months. . . .

     The  Company   wishes  to  eliminate  the  six  month  waiting  period  for eligibility,  and therefore  proposes to amend Section 5 by deleting  subsection
(a) thereof.

     Section 7 of the ESPP currently provides, in pertinent part, that:

          With respect to shares of Common Stock purchased [pursuant to the ESPP], the purchase price per shares shall be the lesser of (i) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Entry Date of the Purchase Period, or (ii) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Purchase Date of the Purchase Period.

     The Company wishes to amend Section 7, retroactive to the date of adoption of the ESPP, to provide that employees may purchase Common Stock pursuant to the ESPP for:

          . . . the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Entry Date of the Purchase Period, or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date of the Purchase Period.

     The purpose of the amendments is to further encourage ownership of the Common Stock of the Company by eligible employees, thereby enhancing such employees' personal interest in the continued success and progress of the Company. The ESPP is intended to facilitate regular investment in the Company's Common Stock by offering eligible employees a convenient means to make purchases at a discounted price through payroll deductions.

     The Board deems the proposed amendments to the ESPP to be in the best interests of the Company and its stockholders, and unanimously recommends that the stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 5

              RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 1997

     The persons named in the enclosed Proxy will vote to ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1997 unless otherwise directed by the Stockholders. That firm has served as the Company's independent auditors since 1989. A representative of Arthur Andersen LLP is expected to be present at the Meeting of Stockholders, and will be available to make a statement and answer questions from Stockholders.

     The Board of Directors unanimously recommends that you vote for this proposal to select Arthur Andersen LLP as the Company's independent auditors for fiscal 1997.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company has any interest in the adoption of the above Proposals except that, (i) with respect to the Stock Option Plans which are the subject of Proposal No. 3, and (ii) with respect to the Employee Stock Purchase Plan which is the subject of Proposal No. 5, the Company's Directors (other than non-employee Directors) and executive officers participate in the Stock Option Plan and the Company's Directors (other than non-employee Directors) and officers may participate in the Employee Stock Purchase Plan.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company.

         Name                               Age      Position

         Steven Georgiev*                    62      Chief Executive Officer and Chairman of the Board
         Michael H. Smotrich*                64      President, Secretary and Chief Operating Officer
         Buster Glosson                      54      Director
         Dr. John M. Deutch                  58      Director
         Louis P. Valente                    66      Director
         Joseph P. Caruso                    37      Treasurer, Vice President, and Chief Financial Officer .


               * Each of those persons may be deemed a parent and/or promoter of the Company as these terms are defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

     The Company currently has five Directors. All Directors are elected to hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. Proposal No. 1 would divide the Board into three classes, each serving for staggered three-year terms. See "Proposal No. 1 - Amendments of Restated Certificate of Incorporation." Officers are elected to serve subject to the discretion of the Board of Directors and until their successors are appointed. There are no family relationships among executive officers and directors of the Company.

     STEVEN GEORGIEV. Mr. Georgiev has served as Chief Executive Officer of the Company since November 12, 1993, and became a full time employee of the Company on January 1, 1995. Mr. Georgiev was a consultant to Dymed from June 1991 until its September 1991 merger with the Company, at which time he became the Chairman of the Company's Board of Directors. Mr. Georgiev is a financial and business consultant to a variety of emerging, high growth companies. Mr. Georgiev has been a director of Excel Technology, Inc. since 1992, and of Dynagen, Inc. since 1996. Mr. Georgiev was Chairman of the Board of Directors of Dynatrend, Inc., a publicly-traded consulting firm that he co-founded in 1972, until February 1989. Mr. Georgiev has a B.S. in Engineering Physics from Cornell University and an M.S. in Management from the Massachusetts Institute of Technology (Sloan Fellow).

     MICHAEL H. SMOTRICH. Dr. Smotrich was a consultant to Dymed from May 1992 until its merger with the Company in September 1992, at which time he became the Company's Executive Vice President, Chief Operating Officer, Secretary and a director. In August 1994, Dr. Smotrich became the Company's President. From July 1988 until May 1991, Dr. Smotrich was an independent consultant specializing in the development and manufacture of laser based medical products. Dr. Smotrich was Vice President of Operations at Candela Laser Corp. from June 1987 to June 1988, where he was responsible for medical laser production and product development. From July 1984 to June 1987, as Corporate Vice President of Research and Development, Dr. Smotrich was responsible for the design and development of surgical laser products at Merrimack Laboratories, Inc., which was acquired by the LaserSonics division of Cooper Laboratories, Inc. From 1972 to 1984, Dr. Smotrich was Vice President in charge of the Electro-Optics Group at Avco Everett Research Laboratory, Inc., working in the laser technology field. Dr. Smotrich received a certificate from the Advanced Management Program at Harvard Graduate School of Business Administration and has a B.S. in Physics from the Massachusetts Institute of Technology and an M.S. and Ph.D. in Physics from Columbia University.

     BUSTER GLOSSON. Mr. Glosson has been a director of the Company since September 1, 1996. From 1965 until June 1994, he was an officer in the United States Air Force (USAF). Most recently, he served as a Lieutenant General and Deputy Chief of Staff for plans and operations, Headquarters USAF, Washington, D.C. Mr. Glosson is a veteran of combat missions in Vietnam and, during the Gulf War, he commanded the 14th Air Force Division and was the director of campaign plans for the United States Central Command Air Forces, Riyadh, Saudi Arabia. In 1994 he founded and has since served as President of Eagle Ltd., a consulting firm concentrating on international business opportunities in the high-technology arena. He is also Chairman and CEO of Alliance

     Partners Inc., an investment holding company with a focus on international business. He also serves as a director of The American Materials and Technologies Corporation, and Skysat Communication Network Corporation, both publicly held companies.

     JOHN M. DEUTCH. Dr. Deutch became a director of the Company on February 1, 1997. In May 1995 he was sworn in as Director of Central Intelligence (DCI) following a unanimous vote in the Senate, and served as DCI until December 1996. In this position he was head of the Intelligence Community (all foreign
intelligence   agencies  of  the  United   States)  and   directed  the  Central
Intelligence Agency. From March 1994 to May 1995 he served as the Deputy Secretary of Defense. From March 1993 to March 1994, Dr. Deutch served as Under Secretary of Defense for Acquisitions and Technology. Dr. Deutch has been a member of the faculty of the Massachusetts Institute of Technology (M.I.T.) from 1970 to the present, where he was an associate professor and professor of chemistry, Chairman of the Department of Chemistry, Dean of Science and Provost. Currently, Dr. Deutch is an MIT Institute Professor and serves as director for the following publicly held companies: Ariad Pharmaceutical, Citicorp, CMS Energy and Schlinberger Ltd. Dr. Deutch has a B.A. in history and economics from Amherst College and both a B.S. in chemical engineering and a Ph.D. in physical chemistry from M.I.T. He holds honorary degrees from Amherst College, the University of Lowell and Northeastern University.

     LOUIS P. VALENTE. Mr. Valente became a director of the Company on February 1, 1997. From 1968 to 1995 Mr. Valente held numerous positions at EG&G, Inc., a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968 he began his career at EG&G, Inc. as an Assistant Controller and held executive positions including Assistant Treasurer and Corporate Treasurer before becoming a Senior Vice President of EG&G, Inc. In this position he presided over and negotiated acquisitions, mergers and investments. Since his retirement in 1995, Mr. Valente has served in a similar role on a consulting basis. Currently, Mr. Valente serves as a director in Micrion Corporation, a publicly held company. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

     JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee on June 15, 1992. Effective January 1, 1993, Mr. Caruso became Vice President and Chief Financial Officer. From October 1989 to June 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From September 1987 to October 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From December 1982 to September 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

Committees and Meetings of the Board

     All of the Directors then in office attended at least 75% of the Meetings of Board of Directors and the committees on which they served during the year ended December 31, 1996. The Board of Directors met two times during the year ended December 31, 1996 and acted 25 times by unanimous written consent.

     The Board currently has three committees.

     The Audit Committee (currently consisting of Messrs. Glosson and Valente) held one meeting during the year ended December 31, 1996. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors, and reviewing the internal accounting procedures of the Company.

     The Compensation Committee (currently composed of Messrs. Georgiev, Glosson and Deutch) held six meetings during the year ended December 31, 1996. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan and making recommendations to the Board of Directors relative to the compensation of officers and employees.

     The Investment Committee (currently composed of Messrs. Valente and Deutch) was formed on March 12, 1997. The Investment Committee's functions include reviewing and approving certain new investments as well as acquisition and disposition opportunities.

     The Company does not have a standing nomination committee of the Board of Directors or a committee performing similar functions.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Mr. Glosson, Mr. Valente and Dr. Deutch are paid $60,000 per year for their services as Director. For his services as a Director, Mr. Glosson received a warrant to purchase 100,000 shares of Common Stock at an exercise price of $8.00 per share. This warrant vests over a period of three years and expires on August 26, 2001. For his services as a Director, Mr. Valente received a warrant to purchase 50,000 shares of Common Stock at an exercise price of $7.00 per share. This warrant vests immediately and expires on December 26, 2001. For his services as a Director, Dr. Deutch received a warrant to purchase 50,000 shares of Common Stock at an exercise price of $6.75 per share. This warrant vests immediately and expires on December 27, 2001. In accordance with Company policy, Directors who are employees of the Company serve as Directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

Executive Compensation

     The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1995 and 1996 of (i) the Chief Executive Officer of the Company during 1996 and (ii) the other executive officers of the Company serving on December 31, 1996 whose salary and bonuses for 1996 exceeded $100,000 (the "Named Executive Officers"):

                              SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                                                        Compensation
                                                                                           Awards
                                                                                       ----------------

                                                                                         Securities                 All
                                                                                         Underlying                Other
Name and                            Fiscal           Salary            Bonus             Options(1)            Compensation
Principal Position                  Year              ($)               ($)                 (#)                    ($)
                                --------------    ------------    ----------------    ----------------    -----------------------

Steven Georgiev                    12/31/96       $275,000        $ 305,000                 800,000                $    --
     Chief Executive Officer       12/31/95       $161,800        $  50,000                 450,000                $    --
                                   12/31/94       $    --         $    --                       --                 $  80,000(2)

Michael H. Smotrich                12/31/96       $214,000        $  50,000                 300,000                $    --
     President, Chief              12/31/95       $149,400        $  50,000                 250,000                $    --
     Operating Officer,            12/31/94       $ 92,000        $  20,000                 170,000                $    --
     Secretary

Joseph P. Caruso                   12/31/96       $180,000        $  64,000                 450,000                $    --
     Vice President and  Chief     12/31/95       $109,600        $  75,000                 250,000                $    --
     Financial Officer             12/31/94       $ 70,400        $  20,000                 170,000                $    --


     (1) During fiscal 1996 and fiscal 1995, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

     (2) Represents monies paid by the Company to Mr. Georgiev during the year ended December 31, 1994 pursuant to a consulting arrangement between the Company and Mr. Georgiev.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding stock options and warrants granted during 1996 by the Company to the Named Executive Officers:

                                              OPTION GRANTS

-----------------------------------------------------------------------------------------------------------
                                   Percent of
                                   Number of Shares     Total Options
                                      Underlying           Granted
Name and                               Options           to Employee      Exercise Price     Expiration
Principal Position                     Granted          in Fiscal Year      Per Share           Date
-----------------------------------------------------------------------------------------------------------

Steven Georgiev
     Chief Executive Officer             300,000(1)          5.87%              6.75           2/5/01
     Chairman of the Board               200,000(1)          3.91%              6.00          12/18/01
                                         300,000(1)          5.87%              8.00           8/26/01

Michael H. Smotrich
     President, Chief                    250,000(2)          4.89%              6.75           2/5/01
     Operating Officer,                   50,000(2)           .98%              6.00          12/18/01
     Secretary

Joseph P. Caruso
     Vice President and Chief            200,000(3)          3.91%              8.00         8/26/01
      Financial Officer                  150,000(3)          2.94%              6.75          2/5/01
                                         100,000(3)          1.96%              6.00         12/18/01



     (1) On February 5, 1996, the Company granted Mr. Georgiev 300,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Mr. Georgiev 200,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 66,666 shares vest immediately, 66,667 shares vest a year from issuance and the final 66,667 shares vest two years from issuance. On August 27, 1996, the Company granted Mr. Georgiev 300,000 shares of Common Stock issuable upon exercise of a five year stock option at an exercise price of $8.00 per share, of which 100,000 shares vest immediately, 100,000 shares vest one year from issuance and the final 100,000 shares vest two years from issuance.

     (2) On February 5, 1996, the Company granted Dr. Smotrich 250,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Dr. Smotrich 50,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 16,666 shares vest immediately, 16,667 shares vest a year from issuance and the final 16,667 shares vest two years from issuance.

     (3) On February 5, 1996, the Company granted Mr. Caruso 150,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Mr. Caruso 100,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 33,333 shares vest immediately, 33,333 shares vest a year from issuance and the final 33,334 shares vest two years from issuance. On August 27, 1996, the Company granted Mr. Caruso 200,000 shares of Common Stock issuable upon exercise of a five year stock option at an exercise price of $8.00 per share, of which 66,666 shares vest immediately, 66,667 shares vest one year from issuance and the final 66,667 shares vest two years from issuance.

Aggregated Option Exercises in Last Year and Fiscal Year-End; Option/SAR Values

     The following table sets forth information on an aggregated basis regarding the exercise of stock options during the last completed fiscal year by each of the Named Executive Officers and the value of unexercised options at December 31, 1996:


                                                                          Number of
                                                                          Securities                 Value of
                                                                          Underlying               Unexercised
                                                                         Unexercised               in-the-Money
                                      Shares                             Options/SARs              Options/SARs
                                     Acquired            Value          at FY-End (#)            at FY-End ($)(1)
Name and                            on Exercise        Realized          Exercisable/              Exercisable/
Principal Position                      (#)               ($)           Unexercisable             Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Steven Georgiev
     Chief Executive Officer          260,000           426,200        703,666/333,334(2)              1,115,750/100,000

Michael H. Smotrich
     President, Chief                   --                --            686,666/33,334(3)               1,881,249/25,000
     Operating Officer,
     Secretary

Joseph P. Caruso
     Vice President and Chief           --                --           699,999/200,001(4)               2,041,250/50,000
     Financial Officer


(1) Value is based on the December 31, 1996 closing price on the Nasdaq Small Cap Market of $6.75 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

(2) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.00-$8.00, all of which expire on or before December 18, 2001.

(3) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.125-$6.75, all of which expire on or before December 18, 2001.

(4) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.00-$8.00, all of which expire on or before December 18, 2001.

(5) Consists of a warrant to purchase Common Stock at an exercise price of $6.00 per share expiring on December 19, 2001.

Employment Agreements

     Effective January 1, 1997, the Company entered into three-year key employment agreements with Mr. Georgiev, Dr. Smotrich and Mr. Caruso. Pursuant to these agreements, Mr. Georgiev serves as Chief Executive Officer, Dr. Smotrich serves as President and Chief Operating Officer and Mr. Caruso serves as Chief Financial Officer, at annual base salaries of $350,000, $250,000 and $200,000, respectively. The agreements provide for bonuses as determined by the Board of Directors or Executive Committee, and employee benefits, including vacation, sick pay and insurance, in accordance with the Company's policies.

     The agreements provide that, in the event of termination (i) by the Company without cause, as defined, or by the executive for good reason, as defined, other than within one year of a change in control, the Company shall pay the executive four times the executive's annual base salary then in effect, and continue the executive's employee benefits for the remaining term of the agreement; (ii) within one year following a change in control, the Company shall pay the executive eight times the executive's annual compensation, as defined, and continue the executive's employee benefits for the remaining term of the agreement; and (iii) by the executive for good reason within one year following an approved change in control, as defined, the Company shall pay the executive eight times the executive's annual base salary then in effect and any bonus compensation to which the executive would have been entitled if he had remained as an employee under the agreement to the end of the fiscal year, and continue the executive's employee benefits for the remaining term of the agreement.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth, as of April 4, 1997, the number of shares of the Company's Common Stock owned by each director, by the Company's Principal Executive Officer and each of the other Named Executive Officers, by all directors and executive officers as a group, and by any persons (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                                                                              Percentage
                                                             Number of Shares                  of Class
Name and Address of Beneficial Owner                        Beneficially Owned                   (1)
------------------------------------                        ------------------                -----------
Steven Georgiev(5)                                                1,072,871                       3.25%
66 Cherry Hill Drive
Beverly, MA  01915

Joseph P. Caruso(6)                                                 768,257                       2.33%
66 Cherry Hill Drive
Beverly, MA  01915

Michael H. Smotrich(7)                                            1,224,256                       3.71%
66 Cherry Hill Drive
Beverly, MA  01915

Buster C. Glosson(8)                                                 53,333                         *
66 Cherry Hill Drive
Beverly, MA  01915

Louis P. Valente(9)                                                  54,000                         *
66 Cherry Hill Drive
Beverly, MA  01915

John M. Deutch(9)                                                    50,000                         *
66 Cherry Hill Drive
Beverly, MA  01915

All Directors and Executive Officers as a Group                   3,222,717                       9.34%
(6 persons)(10)

*    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage ownership is based on 32,267,890 shares of Common Stock outstanding.

(5) Includes 703,666 shares of Common Stock which Mr. Georgiev has the right to acquire within 60 days pursuant to the exercise of options and warrants, 40,000 shares of Common Stock held by family members and 2,051 shares held in the Company 401(k) Plan.

(6) Includes 699,999 shares of Common Stock which Mr. Caruso has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 1,432 shares held in the Company 401(k) Plan.

(7) Includes 686,666 shares of Common Stock which Dr. Smotrich has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 8,000 shares of Common Stock owned by family members.

(8) Includes 53,333 shares of Common Stock which Mr. Glosson has the right to acquire within 60 days pursuant to the exercise of options and warrants.

(9) Includes 50,000 shares of Common Stock which Mr. Valente and Mr. Deutch have the right to acquire within 60 days pursuant to the exercise of warrants.

(10) For purposes of this calculation, total issued and outstanding shares includes an aggregate of 2,243,664 shares issuable pursuant to options and warrants exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1996 to April 1997 the Company has advanced varying amounts to Steven Georgiev, the Company's Chief Executive Officer and Chairman of the Board; the total outstanding indebtedness at May 7, 1997 was $1,185,993. These advances are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

     From January 1996 to April 1997 the Company has advanced varying amounts to Michael H. Smotrich, the Company's President and Chief Operating Officer; the total outstanding indebtedness at May 7, 1997 was $518,156. These advances are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

     At December 31, 1995, the Company had notes receivable for $3,150,000 from the American Material & Technologies Corporation ("AM&T") evidenced by a $3,000,000 promissory note and a $150,000 promissory note, both with interest at the rate of 10% per annum. Steve Georgiev is chairman of AM&T and owns 13% of AM&T's outstanding common stock. On March 29, 1996, the Company assigned a portion of its notes receivable at a face value of $1,500,000 to a non-affiliated individual for $1,500,000. The remaining outstanding portions of the notes was paid off in 1996. The Company owns a total of 463,664 shares of AM&T's common stock at March 31, 1997. These shares were purchased at a cost of $375,000 and have a market value at March 31, 1997 of $2,781,984.

     In 1996 the Company had loans outstanding at various points in time totaling $5,800,000 to Alliance Partners, Inc. Buster Glosson, a director of the Company, is Chairman and Chief Executive Officer of Alliance Partners, Inc. These loans accrued interest at a rate of 10% per annum and were all paid off by September 27, 1996.

        In 1996 the Company made consulting payments totaling $109,000 to Eagle Limited. Buster Glosson is President of Eagle Limited.

     On December 18, 1996, Steven Georgiev pledged 77,000 shares of his AM&T common stock in favor of the Company to secure a loan of $500,000 made by the Company to Trani, Inc.; on April 16, 1997, Mr. Georgiev increased the number of pledged AM&T shares to 100,000.

     On March 31, 1997, Steven Georgiev pledged 112,000 shares of his AM&T common stock in favor of the Company to secure a loan of $500,000 made by the Company to JCV Capital Corp.; on April 16, 1997, Mr. Goergiev decreased the number of AM&T shares pledged to 100,000.

          (See also "Employment Agreements.")

     The Company believes the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company's policy, as adopted by its Board of Directors on December 16, 1996, is that, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes, will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company, and must be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
                                     OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were fulfilled in a timely manner.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                           DEADLINE FOR SUBMISSION OF
                   1997 STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1998 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1997 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                  MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                              AVAILABLE INFORMATION

     Stockholders of record on _____, 1997 will receive a Proxy Statement and the Company's 1996 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-KSB/A (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to John Ingoldsby, Investor Relations, Palomar Medical Technologies, Inc., 66 Cherry Hill Drive, Beverly, Massachusetts 01915. In addition, the SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically, including the Company. The SEC's Web site address is http://www.sec.gov.

                                    EXHIBIT A

STAGGERED BOARD OF DIRECTORS

         PROPOSED AMENDMENT: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIFTH thereof in its entirety and substituting therefor the following new Article FIFTH:

         FIFTH. (a) (1) The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, consisting of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, each consisting as nearly as possible of one-third of the whole number of the Board of Directors. All Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the first meeting held for election of the Board of Directors following adoption of this provision by the stockholders of the Corporation, Class I Directors shall be elected for a term of one year; Class II Directors shall be elected for a term of two years; and Class III Directors shall be elected for a term of three years; and at each annual election thereafter, successors to the class of Directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire in each year. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect
         Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such Directors shall not be divided into classes pursuant to this Article FIFTH (a)(1) unless expressly provided by such terms.

                           (2) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article FIFTH (a) unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article FIFTH as one class; provided that this paragraph FIFTH (a)(2) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph FIFTH (a)(2), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article FIFTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

                        (b) In  furtherance  and  not in  limitation  of  powers
                conferred by statute, it is further provided that:

                                (1) election of Directors need not be by written
                        ballot   unless  so  provided  in  the  By-Laws  of  the
                        Corporation; and

                                (2)  the  Board  of   Directors   is   expressly
                        authorized to adopt, amend or repeal the By-Laws of the Corporation.


ELIMINATION OF ACTION BY STOCKHOLDER CONSENT

         PROPOSED AMENDMENT: The Restated Certificate of Incorporation of the Corporation is hereby amended by (a) amending Article Tenth thereof by deleting the word "TENTH" and inserting in its place the word "ELEVENTH," (b) amending Article Eleventh thereof by deleting the word "ELEVENTH" and inserting in its place the word "TWELFTH," and (c) by inserting, after Article Ninth, the following new Article:

        TENTH: (a) No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders of the Corporation."

                (b) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article TENTH unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article TENTH as one class; provided that this paragraph TENTH (b) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph TENTH (b), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article TENTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

TEXT OF PROPOSED CONFORMING BY-LAW AMENDMENTS

         The By-laws are hereby amended by:

         *     deleting Article II, Section 8 thereof in its entirety;

         * deleting Article III, Section 2 thereof in its entirety and substituting therefor the following new Section 2:

         2. NUMBER AND TENURE. The board shall consist of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. Subject to the foregoing and to the provisions of the certificate of incorporation, the number of directors may be increased or decreased at any time or from time to time by vote of a majority of directors then in office, except that such decrease by vote of directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors.

         The directors shall be elected at the annual meeting of stockholders except as provided in Section 4.5 of these By-laws. Directors need not be stockholders.

         The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of one-third of the whole number of the board of directors, and all directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, or removal. At the first meeting held for election of the board of directors following adoption of these By-laws, directors of the first class shall be elected for a term of one year; directors of the second class shall be elected for a term of two years, directors of the third class shall be elected for a term of three years; and at each annual election thereafter, successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of offices of one class of directors shall expire in each year.

         * deleting Section 6 thereof in its entirety and substituting therefor the following new Section 6:

         6. RESIGNATION OR REMOVAL OF DIRECTORS. Any director or the entire board of directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; PROVIDED, HOWEVER, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. Any director may resign at any time by delivering a resignation in writing to the principal executive officer of the secretary or to a meeting of the board of directors, such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in heir or its discretion provide for compensation. For purposes of this Section 6, "Cause" means:

                        (A) willful and continued  material failure,  refusal or
                inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation;

                        (B) conviction for any crime  involving  moral turpitude
                or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           PALOMAR MEDICAL TECHNOLOGIES, INC. A STOCKHOLDER WISHING TO
               VOTE IN ACCORDANCE WITHT HE RECOMMENDATIONS OF THE
           BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS REPORT AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON _______, 1997

         The undersigned stockholder of Palomar Medical Technologies, Inc. (the "Company") revoking all prior proxies, hereby appoints Joseph P. Caruso and Sarah B. Reed, Esq., or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on _________, _______, 1997 beginning at 10:30 a.m., and at any and all adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated _____ _, 1997 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

1. To amend the Company's Restated Certificate of Incorporation to (a) classify the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five (75%) of outstanding voting shares of stock of the Company entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment.

          /   /    FOR              /   /    AGAINST /   /    ABSTAIN

2. To elect Steven Georgiev as a Class I Director for an initial term of one year, Michael Smotrich and Buster Glosson as Class II Directors for an initial term of two years, and John Deutch and Louis Valente as Class III Directors of the Company, each for a term of three years or, in the alternative, should Proposal No. 1 not be approved, to elect each of the foregoing nominees as Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

          /  /    FOR            /   / AGAINST the nominees  /   / FOR except
                                                                   vote withheld
                                                                   from   the
                                                                   following
                                                                   nominee(s):

                                                                   -------------
                                                                   -------------

3.        To amend the 1991, 1993, 1995 and 1996 Stock Option Plans.

          /   /    FOR          /   /    AGAINST           /   /    ABSTAIN

4.        To amend the 1996 Employee Stock Purchase Plan.

          /   /    FOR          /   /    AGAINST           /   /    ABSTAIN

5.      To select Arthur Andersen LLP as the Company's auditors for fiscal 1997.

         /   /    FOR           /   /    AGAINST           /   /    ABSTAIN


          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:   _________________, 1997




                  Signature of Stockholder(s)

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.         /   /

================================================================================

                                    APPENDIX



                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                             1991 STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

     The purpose of this plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of PALOMAR MEDICAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative, and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the
Corporation and strengthening their desire to remain involved with the Corporation.

                                   ARTICLE II
                                   Definitions

     2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

     2.2 "Award" means an Option  granted under Article V.

     2.3 "Board"  means the Board of  Directors of the  Corporation.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended form time to time.

     2.5 "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision.

     2.6 "Corporation" means PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, or its successor.

     2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after August 30, 1991.

     2.8 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Committee under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Committee may establish.

     2.9 "Participant" means a person selected by the Committee to receive an award under the Plan.

     2.10  "Plan"  means this 1991 Stock  Option  Plan.

     2.11 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

     2.12 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

     2.13 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article IX.

     2.14 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     2.15 "Restricted Period" means the period of time selected by the Committee during which an Award may be forfeited by the person.

                                   ARTICLE III
                           Administration of the Plan

     3.1 Administration by the Committee. This Plan shall be administered by the Committee as defined herein. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

     3.2 Powers. The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

          (a)  The power to grant Awards conditionally or unconditionally,

          (b) The power to prescribe the form or forms of the instruments evidencing Awards granted under this Plan,

          (c)  The power to interpret the Plan,

          (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

          (e)  The  power  to  delegate   responsibility   for  Plan  operation,
               management and administration of the Plan,

          (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

          (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms, and consultants.

     3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Committee shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; and (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option.

     In no event may the Corporation grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock options plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such prusuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV
                                   Eligibility

     4.1 Eligible Employees. All Employees (including Directors and Officers who are Employees and who have not irrevocably elected to be ineligible to participate in the Plan) are eligible to be gratned Incentive Stock Optona and Non-Qualified Option Awards under this Plan.

     4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan provided the person has not irrevocably elected to be ineligible to participate in the Plan, and provided further that upon appointment to the Committee at the first Board of Directors meeting following the Annual Meeting of the Shareholders, each non-employee director appointed to the Committee shall be deemed to be ineligible to participate under the Plan during his or her period of service on the Committee.

     4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors, and other Non-Employees to whom Awards shall be granted, the Committee shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Committee so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

                                    ARTICLE V
                               Stock Option Awards

     5.1 Number of Shares. Subject to the provisions of Article X of this Plan, the aggregate number of shares of stock for which Options may be granted under this Plan shall not exceed 350,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Committee, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

     Stock  issuable  upon  exercise of an option  granted under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Committee.

     5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

     5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Committee shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Section 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10% of the total combined voting power of all classes of stock of the Corporation.

     5.4 Option Price. The option price shall be determined by the Committee at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that in the case where an Incentive Stock Option is granted hereunder to any Employee who at the time of grant owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations, the Incentive Stock

Option price shall equal not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than par value.

     5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not the traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Committee under Section 3.3.

     5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

     5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI
                               Exercise of Option

     6.1 Exercise. Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option, provided that, the Committee shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contianed in Section 422(d)(1) of the Code.

     6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such electino and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase.

     6.3 Deliver of Stock. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of an Option, by delivery of a note or shares of the Stock owned by the optionee, including Restricted Stock, valued at their fair market value on the date of delivery, or such other lawful consideration as the Committee may determine. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

     6.4 Option Unaffected by Change in Duties. No Incentive Stock Option, and, unless otherwise determined by the Committee, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation, shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing and uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

     If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have ac rued as of the date of such cessation; provided that (i) the Committee may provide in the instrument evidencing any Option that the Committee may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Committee shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

     6.5 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Committee in any instrument evidencing any Option, exercise such Options at any time prior to one year from the ate of death; provided, that such

Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights that have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Committee provides in the instrument evidencing such Option that, in the discretion of the Committee, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                   ARTICLE VII
                          Reporting Person Limitations

     Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, (i) any Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six
(6) months after acquisition, except in case of death or disability and (ii) any Option, or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution, shall not be exercisable for at least six (6) months except in the case of death or disability, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                  ARTICLE VIII
                         Terms and Conditions of Options

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Article 5 and 6 hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX
                                  Benefit Plans

         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Committee may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Employee the right to continued employment with the Corporation or an Affiliated Corporation.

                                    ARTICLE X
                Amendment, Suspension or Termination of the Plan

     The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

     The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the
Corporation:

          (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to
               Article  V;

          (b)  The maximum  term of Options  granted;

          (c)  The minimum price at which  Options may be granted;

          (d)  The term of the Plan; and

          (e)  The requirements as to eligibility for participation in the Plan.

     Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI
                          Changes in Capital Structure

     The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

     Notwithstanding  the  foregoing,  any  adjustments  made  pursuant  to this
Article XI with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

     In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

     No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII
                       Effective Date and Term of the Plan

     The Plan shall become effective on August 30, 1991. The Plan shall continue until such time as it may be terminated by action of the Board; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                   ARTICE XIII
                 Conversion of ISO's into Non-Qualified Options;
                              Termination of ISO's

     The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the Exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall be not inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV
                              Application of Funds

     The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV
                             Governmental Regulation

     The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                   ARTICLE XVI
                     Withholding of Additional Income Taxes

     Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XVII
                 Notice to Company of Disqualifying Disposition

     Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII
                           Governing Law; Construction

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   * * * * *

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                             1993 STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

     The purpose of this plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of PALOMAR MEDICAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative, and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the
Corporation and strengthening their desire to remain involved with the Corporation.

                                   ARTICLE II
                                   Definitions

     2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

     2.2 "Award" means an Option granted under Article V.

     2.3 "Board" means the Board of Directors of the Corporation.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended form time to time.

     2.5 "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision.

     2.6 "Corporation" means PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, or its successor.

     2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after August 30, 1991.

     2.8 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Committee under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Committee may establish.

     2.9 "Participant" means a person selected by the Committee to receive an award under the Plan.

     2.10 "Plan" means this 1991 Stock Option Plan.

     2.11 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

     2.12 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

     2.13 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

     2.14 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     2.15 "Restricted Period" means the period of time selected by the Committee during which an Award may be forfeited by the person.

                                   ARTICLE III
                           Administration of the Plan

     3.1 Administration by the Committee. This Plan shall be administered by the Committee as defined herein. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

     3.2 Powers. The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

          (a)  The power to grant Awards conditionally or unconditionally,

          (b) The power to prescribe the form or forms of the instruments evidencing Awards granted under this Plan,

          (c)  The power to interpret the Plan,

          (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

          (e)  The  power  to  delegate   responsibility   for  Plan  operation,
               management and administration of the Plan,

          (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

          (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms, and consultants.

     3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Committee shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; and (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option.

     In no event may the Corporation grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock options plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such prusuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV
                                   Eligibility

     4.1 Eligible Employees. All Employees (including Directors and Officers who are Employees and who have not irrevocably elected to be ineligible to participate in the Plan) are eligible to be gratned Incentive Stock Optona and Non-Qualified Option Awards under this Plan.

     4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan provided the person has not irrevocably elected to be ineligible to participate in the Plan, and provided further that upon appointment to the Committee at the first Board of Directors meeting following the Annual Meeting of the Shareholders, each non-employee director appointed to the Committee shall be deemed to be ineligible to participate under the Plan during his or her period of service on the Committee.

     4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors, and other Non-Employees to whom Awards shall be granted, the Committee shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Committee so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

                                    ARTICLE V
                               Stock Option Awards

     5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of stock for which Options may be granted under this Plan shall not exceed 500,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Committee, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

     Stock  issuable  upon  exercise of an option  granted under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Committee.

         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

     5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Committee shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Section 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10% of the total combined voting power of all classes of stock of the Corporation.

         5.4 Option Price. The option price shall be determined by the Committee at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that in the case where an Incentive Stock Option is granted hereunder to any Employee who at the time of grant owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations, the Incentive Stock Option price shall equal not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than par value.

     5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not the traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Committee under Section 3.3.

     5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

     5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI
                               Exercise of Option

     6.1 Exercise. Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option, provided that, the Committee shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contianed in Section 422(d)(1) of the Code.

     6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such electino and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase.

     6.3 Deliver of Stock. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of an Option, by delivery of a note or shares of the Stock owned by the optionee, including Restricted Stock, valued at their fair market value on the date of delivery, or such other lawful consideration as the Committee may determine. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

     6.4 Option Unaffected by Change in Duties. No Incentive Stock Option, and, unless otherwise determined by the Committee, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation, shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing and uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

     If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have ac rued as of the date of such cessation; provided that (i) the Committee may provide in the instrument evidencing any Option that the Committee may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Committee shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         6.5 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Committee in any instrument evidencing any Option, exercise such Options at any time prior to one year from the ate of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights that have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Committee provides in the instrument evidencing such Option that, in the discretion of the Committee, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                   ARTICLE VII
                          Reporting Person Limitations

     Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, (i) any Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six
(6) months after acquisition, except in case of death or disability and (ii) any Option, or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution, shall not be exercisable for at least six (6) months except in the case of death or disability, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                  ARTICLE VIII
                         Terms and Conditions of Options

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Article V and VI hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX
                                  Benefit Plans

     Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Committee may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Employee the right to continued employment with the Corporation or an Affiliated Corporation.

                                    ARTICLE X
                Amendment, Suspension or Termination of the Plan

     The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

     The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the
Corporation:

          (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to
               Article V;

          (b)  The maximum term of Options granted;

          (c)  The minimum price at which Options may be granted;

          (d)  The term of the Plan; and

          (e)  The requirements as to eligibility for participation in the Plan.

     Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI
                          Changes in Capital Structure

     The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

     Notwithstanding  the  foregoing,  any  adjustments  made  pursuant  to this
Article XI with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

     In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

     No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII
                       Effective Date and Term of the Plan

     The Plan shall become effective on April 23, 1993. The Plan shall continue until such time as it may be terminated by action of the Board; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                   ARTICE XIII
                 Conversion of ISO's into Non-Qualified Options;
                              Termination of ISO's

     The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the Exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall be not inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV
                              Application of Funds

     The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV
                             Governmental Regulation

     The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                   ARTICLE XVI
                     Withholding of Additional Income Taxes

     Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XVII
                 Notice to Company of Disqualifying Disposition

     Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII
                           Governing Law; Construction

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   * * * * *

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                             1995 STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

     The purpose of this plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of PALOMAR MEDICAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative, and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the
Corporation and strengthening their desire to remain involved with the Corporation.

                                   ARTICLE II
                                   Definitions

     2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

     2.2 "Award" means an Option granted under Article V.

     2.3 "Board" means the Board of Directors of the Corporation.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended form time to time.

     2.5 "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision. In the event that two "disinterested persons" are not available to administer the Plan, the Board may appoint to the Committee two members of the Board, either or both of whom are not "disinterested persons," in which event this Plan shall not qualify under Rule 16b-3, but this Plan shall be valid and operative in all other respects.

     2.6 "Corporation" means PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, or its successor.

     2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after August 3, 1994.

     2.8 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Committee under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Committee may establish.

     2.9 "Participant" means a person selected by the Committee to receive an award under the Plan.

     2.10 "Plan" means this 1995 Stock Option Plan.

     2.11 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

     2.12 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

     2.13 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

     2.14 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     2.15 "Restricted Period" means the period of time selected by the Committee during which an Award may be forfeited by the person.

                                   ARTICLE III
                           Administration of the Plan

     3.1 Administration by the Committee. This Plan shall be administered by the Committee as defined herein. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

     3.2 Powers. The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

          (a)  The power to grant Awards conditionally or unconditionally,

          (b) The power to prescribe the form or forms of the instruments evidencing Awards granted under this Plan,

          (c)  The power to interpret the Plan,

          (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

          (e)  The  power  to  delegate   responsibility   for  Plan  operation,
               management and administration of the Plan,

          (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

          (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms, and consultants.

     3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Committee shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; and (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option.

     In no event may the Corporation grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock options plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such prusuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV
                                   Eligibility

     4.1 Eligible Employees. All Employees (including Directors and Officers who are Employees and who have not irrevocably elected to be ineligible to participate in the Plan) are eligible to be gratned Incentive Stock Optona and Non-Qualified Option Awards under this Plan.

     4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan provided the person has not irrevocably elected to be ineligible to participate in the Plan, and provided further that upon appointment to the Committee at the first Board of Directors meeting following the Annual Meeting of the Shareholders, each non-employee director appointed to the Committee shall be deemed to be ineligible to participate under the Plan during his or her period of service on the Committee.

     4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors, and other Non-Employees to whom Awards shall be granted, the Committee shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Committee so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

                                    ARTICLE V
                               Stock Option Awards

     5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of stock for which Options may be granted under this Plan shall not exceed 1,000,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Committee, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

     Stock  issuable  upon  exercise of an option  granted under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Committee.

     5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

     5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Committee shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Section 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10% of the total combined voting power of all classes of stock of the Corporation.

     5.4 Option Price. The option price shall be determined by the Committee at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that in the case where an Incentive Stock Option is granted hereunder to any Employee who at the time of grant owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations, the Incentive Stock Option price shall equal not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than par value.

     5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not the traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Committee under Section 3.3.

     5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee. Notwithstanding the above, in the event the federal securities laws and the relevant tax laws change so as to permit the transferability of the options provided by this Plan, then to such extent permitted by law, such options may be transferred in accordance with this Plan.

     5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI
                               Exercise of Option

     6.1 Exercise. Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option, provided that, the Committee shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contianed in Section 422(d)(1) of the Code.

     6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such electino and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price, in cash, Corporation Stock, the exchange of exercisable options, or by such other means as is authorized by the Board of Directors, for the shares he or she has elected to purchase.

     6.3 Deliver of Stock. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of an Option, by delivery of a note or shares of the Stock owned by the optionee, including Restricted Stock, valued at their fair market value on the date of delivery, or such other lawful consideration as the Committee may determine. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

     6.4 Option Unaffected by Change in Duties. No Incentive Stock Option, and, unless otherwise determined by the Committee, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation, shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing and uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

     If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have ac rued as of the date of such cessation; provided that (i) the Committee may provide in the instrument evidencing any Option that the Committee may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Committee shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

     6.5 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Committee in any instrument evidencing any Option, exercise such Options at any time prior to one year from the ate of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights that have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Committee provides in the instrument evidencing such Option that, in the discretion of the Committee, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

     6.6 Reload Option Grants. The Committee, in its discretion, may also grant stock options with "reload provisions" that permit the option holder to exercise his or her stock options and receive new stock option grants for the equivalent amount of stock underlying the option exercised, at the fair market value on the date of such exercise. The reload options shall have the same expiration date as the options they replace.

                                   ARTICLE VII
                          Reporting Person Limitations

     Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, (i) any Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six
(6) months after grant of an Option to acquire such Stock or other equity security, except in case of death or disability and (ii) any Option, or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or in accordance with section 5.6 hereof, shall not be exercisable for at least six (6) months except in the case of death or disability, provided in the provisions of section 5.6 hereof, shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                  ARTICLE VIII
                         Terms and Conditions of Options

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Article V and VI hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX
                                  Benefit Plans

     Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Committee may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Employee the right to continued employment with the Corporation or an Affiliated Corporation.

                                    ARTICLE X
                Amendment, Suspension or Termination of the Plan

     The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

     The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation, unless and to such extent, that applicable federal or state law of regulation permit an amendment thereto:

          (a) Except as provided in Article XI relative to capital changes, and except as permitted by law or regulation where such change is not deemed material, the number of shares as to which Options may be granted pursuant to Article V;

          (b)  The maximum term of Options granted;

          (c)  The minimum price at which Options may be granted;

          (d)  The term of the Plan; and

          (e)  The requirements as to eligibility for participation in the Plan.

     Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI
                          Changes in Capital Structure

     The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change. Notwithstanding the foregoing, any adjustments made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

     In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

     No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII
                       Effective Date and Term of the Plan

     The Plan shall become effective on August 3, 1994. The Plan shall continue until such time as it may be terminated by action of the Board; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                   ARTICE XIII
                 Conversion of ISO's into Non-Qualified Options;
                              Termination of ISO's

     The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the Exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall be not inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV
                              Application of Funds

     The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV
                             Governmental Regulation

     The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                   ARTICLE XVI
                     Withholding of Additional Income Taxes

     Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVII) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XVII
                 Notice to Company of Disqualifying Disposition

     Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII
                           Governing Law; Construction

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   * * * * *

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. PURPOSES OF PLAN; DEFINITIONS

     1.1. GENERAL PURPOSES. Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 1996 Incentive and Nonqualified Stock Option Plan (this "Plan") stock options to acquire shares of common stock of the Company (an "Option"), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

     1.2. DEFINITIONS. For purposes of this Plan, the following terms shall have the indicated meanings:

          "BOARD" means the Board of Directors of the Company.

          "CAUSE" shall mean, with respect to any Option holder, a determination by the Company (including the Board) or any Palomar Company that the Holder's employment or other relationship with the Company or such Palomar Company should be terminated as a result of (i) a material breach by the Option holder of any agreement to which the Option holder and the Company (or such Palomar Company) are parties, (ii) any act (other than retirement) or omission to act by the Option holder that may have a material and adverse effect on the business of the Company, such Palomar Company or any other Palomar Company or on the Option holder's ability to perform services for the Company or such Palomar Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Option holder in connection with the business or affairs of the Company or such Palomar Company.

          "CODE" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

          "COMMITTEE" has the meaning set forth in Section 0 hereof.

          "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, subject to adjustment pursuant to Section 0 hereof.

          "GREATER-THAN-TEN-PERCENT STOCKHOLDER" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company or any Palomar Company.

          "INCENTIVE OPTION" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

          "NONQUALIFIED  OPTION"  means  any  Option  that  is not an  Incentive
     Option.

          "NON-EMPLOYEE DIRECTOR" means any director who is not also an employee of the Company, its parent or any subsidiary.

          "OUTSIDE DIRECTOR" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in
     Section 1504(a) of the Code,  which includes the Company (an  "Affiliate"),
     (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

          "PALOMAR COMPANIES" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in
     Section 424 of the Code.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor act thereto, together with related rules, regulations and interpretations.

SECTION 2. ADMINISTRATION

     2.1. COMMITTEE. This Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. None of the members of the Committee shall have been granted any Option under this Plan (other than pursuant to Section 4.2) or any other stock option plan of the Company within one year prior to service on the Committee. It is the intention of the Company that the Plan shall be administered by "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 0 hereof, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

     2.2. POWERS OF THE COMMITTEE. Subject to the terms and conditions of this Plan and except with respect to Options granted pursuant to Section 0, the Committee shall have the power:

          (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 0), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

          (b) to modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

          (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time, including upon consummation of the initial public offering of Common Stock;

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;

          (e) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

          (f) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and

          (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

     2.3. APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section 0 hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

     3.1. STOCK TO BE ISSUED. The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed 1,000,000 in the aggregate; PROVIDED, HOWEVER, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section 0 hereof.

     3.2. TERMINATION OF OPTION. If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

     3.3. NO FRACTIONAL SHARES. In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4. ELIGIBILITY

     4.1. INDIVIDUALS ELIGIBLE. Incentive Options may be granted only to officers and other employees of the Company and Palomar Companies, including members of the Board who are also employees of the Company or any Palomar Company. Nonqualified Options may be granted to officers or other employees of the Company or any Palomar Company, including members of the Board or the board of directors of any Palomar Company, and to consultants and other individuals who render services to the Company or any Palomar Company regardless of whether they are employees. Nonqualified Options may be granted to Non-Employee Directors only as provided in Section 0 hereof.

     4.2. NON-DISCRETIONARY OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Any other provision of this Plan to the contrary notwithstanding, Non-Employee Directors shall not be eligible to receive Options under the Plan except pursuant to this
Section 0. Each Non-Employee Director who is elected by the stockholders of the Company to the Board initially on or subsequent to the date on which this Plan is approved by stockholders pursuant to Section 13 shall automatically be granted, upon such election, a Nonqualified Option to purchase [10,000] shares of Common Stock. Each Non-Employee Director who is reelected by the stockholder of the Company to the Board on or subsequent to said date of stockholder approval of this Plan still automatically be granted, upon each such reelection, a Nonqualified Option to purchase [10,000] shares of Common Stock. Options shall be granted pursuant to this Section 0 only to persons who are serving as Non-Employee Directors on the Grant Date. Any share grant referred to in this Section shall be subject to adjustment in accordance with Section 0 hereof. The purchase price per share of the Common Stock under each Option granted pursuant to this Section 0 shall be equal to the fair market value of the Common Stock, determined in accordance with Section 0 hereof, on the date the Option is granted. Each such Option shall expire on the tenth anniversary of the date of grant. [One hundred percent of the Option will vest on the first anniversary of the date of grant.]

     4.3. GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

     4.4. MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company or Palomar Companies for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

     4.5. LIMITATION ON GRANTS. In no event may any individual be granted Options with respect to more than [100,000] shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5. TERMINATION OF EMPLOYMENT OR DEATH OF OPTION HOLDER

     5.1. TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

          (a)  the date of expiration thereof;

          (b)  the date of cancellation thereof pursuant to Section 0(c);

          (c) sixty days after the date on which the Option holder's employment with, or directorship or other services to, the Company and all Palomar Companies are terminated other than for Cause; PROVIDED, HOWEVER, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement; and

          (d) the date on which the Option holder's employment with, or directorship or other services to, the Company and all Palomar Companies is terminated voluntarily by the Option holder or by the Company or a Palomar Company for Cause;

PROVIDED, HOWEVER, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and
(d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company and any Palomar Companies or change in the identity of the Company or Palomar Company to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company or any Palomar Company.

     5.2. DEATH OR PERMANENT DISABILITY OF OPTION HOLDER. In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 0(c), and the date that is 180 days after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. "Permanent and total disability" for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6. TERMS OF OPTION AGREEMENTS

     Each Option shall be evidenced by an agreement (an "Option Agreement") in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

     6.1. EXPIRATION OF OPTION. Subject to Section 0 hereof, notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in Section 0 hereof.

     6.2. EXERCISE. Subject to Sections 0 and 0 hereof, each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     6.3. EXERCISE PRICE. Subject to Section 0 hereof, the exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; PROVIDED, HOWEVER, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

     6.4. TRANSFERABILITY OF OPTIONS AND OPTION SHARES. No Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

     6.5. RIGHTS OF OPTION HOLDERS. No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

     6.6. REPURCHASE RIGHT. The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the

Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

     6.7. "LOCKUP" AGREEMENT. The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

     7.1. METHOD OF EXERCISE. Any Option may be exercised by the Option holder by delivering to the Company, on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

     7.2. PAYMENT OF EXERCISE PRICE. Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

          (b) with the consent of the Committee, shares of Common Stock having a fair market value (as defined for purposes of Section 0 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; PROVIDED, HOWEVER, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (d) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price; or

          (e) with the consent of the Committee, any combination of the foregoing.

As  promptly as  practicable  after  receipt of notice and  payment  pursuant to
Section 0 hereof and any documents required pursuant to Sections 0 and 0 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; PROVIDED, HOWEVER, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to
Section 0 hereof.

     7.3. SPECIAL LIMITS AFFECTING SECTION 16(B) OPTION HOLDERS. Shares issuable upon exercise of options granted to a person who in the opinion of the Committee may be deemed to be a director or officer of the Company within the meaning of
Section 16(b) of the Exchange Act and the rules and regulations thereunder shall not be sold or disposed of until after the expiration of six months following the date of grant.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1. RIGHTS OF COMPANY. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger or consolidation of the Company, (c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2. RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

          (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

          (b) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3. MERGERS, SALES, ETC. If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then:

          (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

          (b) the Committee may accelerate the time for exercise of all outstanding Options to a date prior to the effective date of the Transaction, as specified by the Committee; or

          (c) all outstanding Options may be canceled by the Committee as of the effective date of the Transaction, PROVIDED that (i) notice of such cancellation shall have been given to each Option holder and (ii) each Option holder shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated  the time for  exercise  of all  outstanding  Options,  in full
     during  the  thirty-day   period   preceding  the  effective  date  of  the
     Transaction.

     8.4. ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     8.5. MISCELLANEOUS. Adjustments under this Section 0 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

     9.1. GRANTING OF OPTIONS. No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

     9.2. INVESTMENT REPRESENTATIONS. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

     9.3. COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer."

The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.4. OTHER CERTIFICATE LEGENDS. The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such "stop transfer" instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

     9.5. EMPLOYMENT OBLIGATION. The granting of any Option shall not impose upon the Company or any Palomar Company any obligation to employ or continue to employ any Option holder. The right of the Company and each Palomar Company to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10.WITHHOLDING TAXESG TAXES

     10.1. RIGHTS OF COMPANY. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company or Palomar Company that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2. NOTICE OF DISQUALIFYING DISPOSITION. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.AMENDMENT OR TERMINATION OF PLANOF PLAN

     11.1. AMENDMENT. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 0 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 0 hereof relating to eligibility to participate in the Plan. In addition, the provisions of Section 0 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to confirm it to the provisions of Rule 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 0 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

     11.2. TERMINATION. This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.  NONEXCLUSIVITY OF PLANOF PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 0 hereof.

SECTION 13. EFFECTIVE DATE

     This Plan shall become effective upon its adoption by the Board, PROVIDED that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; PROVIDED, HOWEVER, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14. PROVISIONS OF GENERAL APPLICATIONICATION

     14.1. SEVERABILITY. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

     14.2. CONSTRUCTION. The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to this Plan as a whole and not to any particular part of this Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3. FURTHER ASSURANCES. The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; PROVIDED, HOWEVER, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

     14.4. GOVERNING LAW. This Plan and each Option shall be governed by the laws of the State of Delaware.

                                    * * * * *

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan

     The purpose of the Palomar Medical Technologies, Inc. Employee Stock Purchase Plan is to encourage ownership of the common stock of Palomar Medical Technologies, Inc. ("Palomar") by its eligible employees and any and each of its participating subsidiaries, thereby enhancing such employees' personal interest in the continued success and progress of Palomar. The plan is intended to facilitate regular investment in the common stock of Palomar by offering employees a convenient means to make purchases at a discounted price through payroll deductions. The Plan is intended to comply with the provisions of
Section 423 of the Internal Revenue Code of 1986, as amended.

2. Definitions

     For purposes of the Plan, the following terms shall have the meanings indicated below:

          (a) "Business Day" shall mean a day on which there is trading on the New York Stock Exchange.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

          (c) "Committee" shall mean the Compensation Committee of the Board of Directors of Palomar.

          (d) "Common Stock" shall mean Palomar's common stock, par value $.01 per share.

          (e) "Company" shall mean Palomar and any of its subsidiaries (within the meaning of Section 424(f) of the Code) whose Board of Directors has adopted the Plan, with approval of the Board of Directors of Palomar, and which has not terminated participation in or withdrawn from the Plan by action of such subsidiary's Board of Directors or the Board of Directors of Palomar.

          (f) "Compensation" shall mean the amount of a Participant's base wages, overtime, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with any plans described in Section 401(k) or
               Section 125 of the Code.

          (g) "Custodian" shall mean the custodian appointed by the Committee pursuant to Section 7 hereof to hold the shares of Common Stock purchased under the Plan and subsequent Dividends reinvested or paid to Participant in cash.

          (h) "Dividends" shall mean all cash dividends paid on shares of Common Stock held in any Employee's Account.

          (i) "Account" shall mean a separate account maintained by the Custodian for each Participant which reflects, at any time, the number of shares of Common Stock purchased under the Plan by such Participant as well as reinvested Dividends held by the Custodian.

          (j) "Entry Date" shall mean the first Business Day of each Purchase Period.

          (k) "Eligible Employee" shall mean, with respect to any Purchase Period, an employee of the Company who is eligible to participate in the Plan in such Purchase Period under the rules set forth in Sections 5 and 8 hereof.

          (l) The "Fair Market Value" of a share of Common Stock on any Business Day shall be the closing bid price for such day of the Common Stock on the principal securities market on which the Common Stock is traded. If on the date for which Fair Market Value is to be determined the Common Stock is no eligible for trading on any securities market, the Fair Market Value of a share of Common Stock shall be determined by the Committee.

          (m) "Participant" shall mean, with respect to any Purchase Period, each Eligible Employee who has elected to have amounts deducted from his or her Compensation pursuant to Section 6 hereof for such Purchase Period.

          (n) "Plan" shall mean this 1996 Employee Stock Purchase Plan, as the same may be amended from time to time.

          (o) "Purchase Date" shall mean the last Business Day of each Purchase Period.

          (p) "Purchase Period" shall mean each of the three month periods ending on the last days of March, June, September and December during the period when the Plan is in effect. The first Purchase Period shall begin on October 1, 1996 and end on December 31, 1996.

3. Common Stock Available Under the Plan

     The maximum number of shares of Common Stock which may be purchased under the Plan shall be 1,000,000 shares, except as such maximum number may be adjusted as provided in Section 12 hereof. Shares of Common Stock purchased under the Plan may be authorized and previously unissued shares, treasury shares (including shares purchased from time to time by Palomar), or any combination thereof.

4. Administration of Plan

     The Plan shall be administered by the Committee. The Committee shall have the authority, consistent with the Plan, to interpret the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions shall be binding for all purposes under the Plan. The Plan shall be administered at the expense of the Company.

5. Eligibility

     Each employee of the Company shall be eligible to participate in the Plan during each Purchase Period, provided that he or she is not, as of the Entry Date for such Purchase Period:

          (a) an employee who has been employed by the Company for less than six months; or

          (b) an employee who is customarily employed by the Company for fewer than 20 hours per week, or for five or fewer months in any calendar year; or

          (c) an employee who owns (within the meaning of Section 424(d) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Palomar, treating as owned on Entry Date, for purposes of this clause, Common Stock which such employee would be entitled to purchase on Purchase Date for such Purchase Period but for this Section 5(c).

6. Participation

     (a) On the Entry date for each Purchase Period, Palomar shall grant to each Participant in the Plan for such Purchase Period an option to purchase on the Purchase Date for such Purchase Period, at the applicable price specified in
Section 7 hereof, the number of shares of Common Stock, including any fractional share, which may be purchased, at such price, with such participant's payroll deductions received during such Purchase Period, subject to the terms and conditions of the Plan.

     (b) Eligible Employees may elect to participate in the Plan as follows:

          (i) Each Eligible Employee may elect to participate in the Plan, effective on the Entry Date for any Purchase Period, by making an election to participate at least 15 days prior to such entry Date. Such election shall authorize the Company to deduct an amount chosen by the employee equal to any whole percentage between 1 and 15 percent, inclusive from such Employee's Compensation paid during such Purchase Period.

          (ii) After making the election pursuant to Section 6(b)(i) hereof, a Participant shall automatically continue to participate in the Plan during subsequent Purchase Periods until the Participant either withdraws from the Plan or ceases to be an Eligible Employee. The percentage of the Participant's Compensation deducted in subsequent Purchase Periods shall be the percentage specified in the election made pursuant to Section 6(b)(i), as it may be changed from time to time pursuant to Section 6(b)(iii) or 6(b)(iv) hereof.

          (iii) Except as provided in Section 6(b)(iv) hereof, after the last date for making an election described in Section 6(b)(i) hereof for the Purchase Period, a Participant shall not be permitted to increase or reduce the percentage of Compensation deducted from his or her Compensation paid during each purchase period. A Participant may elect to reduce or increase the percentage of his or her Compensation deducted pursuant to the Plan to any whole percentage between 1 and 15, inclusive, effective for a subsequent Purchase Period by filing an election not later than 15 days prior to the Entry Date for such Purchase Period.

          (iv) A Participant may elect at any time to reduce the percentage of his or her Compensation deducted pursuant to the Plan to zero, effective commencing with the next payroll period beginning after the making of such election. All cash amounts already deducted during a Purchase Period prior to the effectiveness of any such election shall be refunded to the Participant.

     (c) No interest will be paid to Participants on any payroll deductions.

     (d) A Participant may at any time elect to withdraw from further participation in the Plan, effective as of the next Business day following such election. Any Participant whose employment with the Company terminates for any reason (including without limitation termination by reason of death or disability) shall be deemed to have made a withdrawal, effective the next Business Day following such termination of employment. Upon any withdrawal, (i) no further amounts shall be deducted from such Participant's Compensation effective for any payroll period beginning after the effective date of withdrawal, (ii) any outstanding option granted to such Participant under the Plan shall terminate as of the effective date of the withdrawal, and no further purchases of Common Stock under the Plan shall be made for such Participant or after such date, and (iii) as soon as possible the Company will refund all cash deducted during the Purchase Period. Following any such withdrawal from the Plan, an employee's eligibility to participate again in the Plan will be subject to all provisions of Section 5 and 8 hereof.

     (e) Notwithstanding any other provision of the Plan, an employee who has withdrawn from the Plan pursuant to Section 6(d) hereof shall be deemed to have made an irrevocable election not to participate in the Plan during the two consecutive Purchase Periods immediately following the one in which such withdrawal was made.

     (f) Any election permitted by this Section 6 (other than an election deemed made pursuant to Section 6(e)) shall be made in writing on the form prescribed for such purpose by the Committee from time to time and shall be delivered to the person or persons designated by the Committee. Any such election shall be deemed made when such form is completed, signed by the Participant and received by such designee.

7. Purchases of Common Stock

     On the Purchase Date for each Purchase Period, all options granted under the Plan on the first Business Day of such Purchase Period shall be deemed to be exercised, and all amounts deducted pursuant to Section 6 hereof from the Participant's Compensation during such Purchase Period shall be applied on such date to purchase whole and fractional shares of Common Stock from the Company, unless such Participant has withdrawn from the Plan during such Purchase Period effective on or prior to such Purchase Date. With respect to shares of Common stock purchased, the purchase price per share shall be the lesser of (i) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Entry Date of the Purchase Period, or (ii) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Purchase Date of the Purchase Period. The Committee shall appoint the Custodian for the Plan and to hold all whole and fractional shares purchased under the Plan and to maintain a separate Account for each Participant, in which Common Stock purchased by such Participant under the Plan shall be held and Dividends received will be reinvested. Each Participant shall receive a statement as soon as practicable after the end of each Purchase Period reflecting purchases for his or her account under the Plan through the end of such Purchase Period.

8. Limitation on Number of Shares purchased

     Notwithstanding any other provision of the Plan, the maximum number of whole and fractional shares of Common Stock which a Participant may purchase in a Purchase Period under the Plan and under all other "employee stock purchase plans" (within the meaning of Section 423 of the Code) maintained by Palomar and its subsidiaries (within the meaning of Section 424(f) of the Code) shall be the number determined by dividing $6,250 by the Fair Market Value of a share of Common Stock on the Entry Date for such Purchase Period. In the event that the amount of payroll deductions is greater than $6,250 in any given Purchase Period, the Company will refund the excess to the Participant as soon as practicable after such Purchase Date.

9. Rights as a Stockholder

     From and after the Purchase Date on which shares of Common Stock are purchased by the Participant under the Plan, such Participant shall have all of the rights and privileges of a stockholder of Palomar with respect to such shares. Prior to the Purchase Date on which shares of Common Stock may be purchased by a Participant, such Participant shall not have any rights as a stockholder of Palomar.

10. Notice of Disposition of Stock

     Each Participant agrees, by his or her participation in the Plan, to promptly notify Palomar in writing of any disposition of any Common Stock purchased under the Plan occurring within 2 years after the Entry Date of the Purchase Period in which such stock was purchased.

11. Rights Not Transferrable

     Rights under the Plan are not transferrable, except that the right to receive shares pursuant to the Plan may be transferred by will or the laws of descent and distribution. Options granted to a Participant hereunder may be exercised only by such Participant.

12. Adjustment for Capital Changes

     In the event of any capital change by reason of any stock dividend or split, recapitalization, merger in which Palomar is the surviving entity, combination or exchange of shares or similar corporate change, the number and type of shares or other securities of Palomar which Participants may purchase under the Plan, and the maximum aggregate number of such shares or securities which may be purchased under the Plan, shall be appropriately adjusted by the Board of Directors of Palomar.

13. Amendments

     The Board of Directors of Palomar may at any time, or from time to time, amend the Plan in any respect, except that, without stockholder approval, no amendment shall be made (a) increasing the number of shares which may be purchased under the Plan (other than as provided in Section 12 herein), (b) materially increasing the benefits accruing to Participants or (c) materially modifying the requirements as to eligibility for participation in the Plan.

14. Laws and Regulations

     (a) Notwithstanding any other provision of the Plan, the rights of Participants to purchase Common Stock hereunder shall be subject to compliance with all applicable Federal, state and foreign laws, rules and regulations and the rules of each stock exchange upon which the Common Stock is from time to time listed.

     (b) The Plan and the purchase of Common Stock hereunder shall be subject to additional rules and regulations, not inconsistent with the Plan, that may be promulgated from time to time by the Committee regarding purchases and sales of Common Stock.

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                                       6


15. Employment

     The Plan shall not confer any right to continued employment upon any employee of the Company.

16. Effective Date of the Plan; Termination

     (a) The Plan shall become effective on October 1, 1996, subject to approval by the shareholders of Palomar in accordance with applicable law and the requirements of Section 423 of the Code.

     (b) The Plan and all rights hereunder shall terminate on the earliest to occur of:

          (i) the date on which the maximum number of shares of Common Stock available for purchase under the Plan as specified in Section 3 hereof has been purchased;

          (ii) the termination of the Plan by the Board of Directors of Palomar; or

          (iii) the effective date of any consolidation or merger in which Palomar is not the surviving entity, any exchange or conversion of outstanding shares of Palomar for or into securities of another entity or other consideration, or any complete liquidation of Palomar.

     In the event that on any Purchase Date the remaining shares of Common Stock available for purchase under the Plan are insufficient to fully satisfy Participants' outstanding options, such remaining available shares shall be apportioned among and sold to such Participant in proportion to the amounts of payroll deductions and the excess payroll deduction shall be returned to the Participant as soon as practicable thereafter.

     Upon any termination of the Plan, any shares in the employee's Account shall be delivered by the Custodian to the employee or his or her legal representative as soon as practicable following such termination.